SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)      FEBRUARY 26, 1998



                         COSTA RICA INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



                                     NEVADA
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                 (State or other jurisdiction of incorporation)



                   0-18222                              87-0432572
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           (Commission File Number)          (IRS Employer Identification No.)



                            95 MERRICK WAY, SUITE 507
                           CORAL GABLES, FLORIDA 33134
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code           (305) 476-1757


                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

                  On February 26, 1998, Costa Rica International, Inc. (the "Company") consummated an agreement (the "Stock Purchase Agreement") with Comercial Angui, S.A. ("Angui"), a privately held company and the majority shareholder of Corporacion As de Oros, S.A. ("As de Oros") to purchase 51% of the outstanding voting stock of As de Oros for U.S. $2.4 million payable, in cash, upon the maturity of a promissory note due in January 2000, and U.S. $2.6 million in Company stock. Pursuant to the Stock Purchase Agreement, the Company assumed approximately U.S. $12 million of As de Oros debt. Angui and As de Oros are Costa Rican corporations.

                  As de Oros, Costa Rica's second largest poultry producer, has a share of approximately 19% of the poultry market in Costa Rica. In addition to the production and marketing of poultry and poultry by-products, As de Oros is one of the leaders in the Costa Rican animal feed market. As de Oros is also the owner of Restaurantes As de Oros, a chain of fried chicken restaurants in Costa Rica. Consummation of the Stock Purchase Agreement increases the Company's customer base and provides it with a near 69% percent share of the Costa Rican poultry market.

                  In conjunction with the Stock Purchase Agreement, the Company has completed a private placement of U.S. $20 million 11.71% notes, comprised of U.S. $8 million of Series A Senior Notes due January 15, 2005 (the "Series A Notes"), and U.S. $12 million of Series B Senior Notes, due January 15, 2005 (the "Series B Notes"). The Series A Notes have been used to partially refinance the outstanding debt of the Company's controlled subsidiary Corporacion Pipasa, S.A. The Series B Notes have been used to refinance substantially all of the outstanding debt of As de Oros. The refinancing of the debt of the subsidiaries improves their financial position.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (a) & (b) It is currently not feasible to provide audited financial statements, pro forma or otherwise, required pursuant to Regulation S-K in connection with the acquisition identified in Item 2 above. This report will be amended within 60 days from the date this Report is filed to include such financial statement information.

                  (c)               EXHIBITS

                  10.1 Stock Purchase Agreement dated January 22, 1998 by and between Costa Rica International, Inc. and Comercial Angui, S.A., which closed on February 26, 1998.

                  99                Press release of Costa Rica International,
Inc. dated March 6, 1998.

                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          COSTA RICA INTERNATIONAL, INC.



Dated:  March __, 1998                    By: /s/ CALIXTO CHAVEZ
                                              ---------------------------------
                                               Calixto Chavez
                                               Chief Executive Officer

                                 EXHIBIT INDEX

EXHIBIT              DESCRIPTION
-------              -----------

10.1 Stock Purchase Agreement dated January 22, 1998 by and between Costa Rica International, Inc. and Comercial Angui, S.A., which closed on February 26, 1998.

99                Press release of Costa Rica International, Inc. dated
                  March 6, 1998.